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                                                                 Exhibit (e) (4)
SERVICE REQUEST

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                                                                                 PROTECTION ADVANTAGE SELECT(R)
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                                                                                         THE UNITED STATES LIFE
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PROTECTION ADVANTAGE SELECT(R) - FIXED OPTION                MFS(R) Variable Insurance Trust
  . Division 242 - USL Declared Fixed Interest Account         . Division 360 - New Discovery
PROTECTION ADVANTAGE SELECT(R) - VARIABLE DIVISIONS            . Division 359 - Research
The Alger Portfolios                                         Neuberger Berman Advisers Management Trust
  . Division 342 - Alger Capital Appreciation                  . Division 361 - Mid Cap Growth
  . Division 341 - Alger Mid Cap Growth                        . Division 445 - Socially Responsive
American Century(R) Variable Portfolios, Inc.                Oppenheimer Variable Account Funds
  . Division 343 - Value                                       . Division 362 - Capital Income
American Funds Insurance Series(R)                             . Division 363 - Global
  . Division 449 - Asset Allocation/SM/                        PIMCO Variable Insurance Trust
  . Division 450 - Global Growth/SM/                           . Division 367 - CommodityRealReturn(R) Strategy
  . Division 451 - Growth/SM/                                  . Division 446 - Global Bond (Unhedged)
  . Division 452 - Growth-Income/SM/                           . Division 365 - Real Return
  . Division 453 - High-Income Bond/SM/                        . Division 364 - Short-Term
  . Division 454 - International/SM/                           . Division 366 - Total Return
Anchor Series Trust                                          Pioneer Variable Contracts Trust
  . Division 455 - Capital Appreciation                        . Division 368 - Mid Cap Value
  . Division 456 - Government and Quality Bond               Putnam Variable Trust
Dreyfus Variable Investment Fund                               . Division 369 - Diversified Income
  . Division 441 - International Value                         . Division 447 - Small Cap Value
Fidelity(R) Variable Insurance Products                      Seasons Series Trust
  . Division 348 - Asset Manager                               . Division 458 - Mid Cap Value
  . Division 347 - Contrafund(R)                             SunAmerica Series Trust
  . Division 345 - Equity-Income                               . Division 372 - Aggressive Growth
  . Division 350 - Freedom 2020                                . Division 371 - Balanced
  . Division 351 - Freedom 2025                              VALIC Company I
  . Division 352 - Freedom 2030                                . Division 464 - Dynamic Allocation
  . Division 346 - Growth                                      . Division 459 - Emerging Economies
  . Division 349 - Mid Cap                                     . Division 460 - Foreign Value
  . Division 457 - Money Market                                . Division 373 - International Equities
Franklin Templeton Variable Insurance Products Trust           . Division 374 - Mid Cap Index
  . Division 356 - Franklin Small Cap Value Securities         . Division 375 - Money Market I
  . Division 354 - Mutual Shares Securities                    . Division 376 - Nasdaq-100(R) Index
Invesco Variable Insurance Funds                               . Division 379 - Science and Technology
  . Division 440 - Invesco V.I. Global Real Estate             . Division 378 - Small Cap Index
  . Division 382 - Invesco V.I. Growth and Income              . Division 377 - Stock Index
  . Division 340 - Invesco V.I. International Growth         VALIC Company II
Janus Aspen Series                                             . Division 461 - Mid Cap Value
  . Division 358 - Enterprise                                  . Division 462 - Socially Responsible
  . Division 442 - Forty                                       . Division 463 - Strategic Bond
  . Division 357 - Overseas                                  Vanguard(R) Variable Insurance Fund
JPMorgan Insurance Trust                                       . Division 380 - High Yield Bond
  . Division 925 - Core Bond                                   . Division 381 - REIT Index
  . Division 443 - International Equity


AGLC102991                                                                                                                   Rev0413
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AMERICAN GENERAL                                                                                   VARIABLE UNIVERSAL LIFE INSURANCE
Life Companies                                                                                                       SERVICE REQUEST

                                                                                                COMPLETE AND RETURN THIS REQUEST TO:
                                                                                                  Variable Universal Life Operations
THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK ("USL")                       PO Box 4880 . Houston, TX. 77210-4880
                                                       (800) 251-3720 or Hearing Impaired (TDD) (888) 436-5256 . Fax: (713) 620-6653


[ ] POLICY         1.POLICY #: ___________________________ Insured: ______________________________________________________
    IDENTIFICATION
COMPLETE THIS        Address: ________________________________________________________________________ New Address (yes) (no)
SECTION FOR
ALL REQUESTS.        Primary Owner (If other than an insured): ______________________________________________

                     Address: ________________________________________________________________________ New Address (yes) (no)

                     Primary Owner's S.S. No. or Tax l.D. No.__________________  Phone Number: (         ) __________ - ____________

                     Joint Owner (If applicable): __________________________________________________________

                     Address: ________________________________________________________________________ New Address (yes) (no)

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[ ] NAME CHANGE    2. Change Name Of: (Circle One) Insured   Owner   Payor   Beneficiary
Complete this
section if the name  Change Name From: (First, Middle, Last)                  Change Name To: (First, Middle, Last)
of one of the
Insured, Owner,      ____________________________________________________     ______________________________________________________
Payor or Beneficiary
has changed. (Please Reason for Change: (Circle One)   Marriage   Divorce     Correction   Other (Attach copy of legal proof)
note, this does not
change the Insured,
Owner, Payor or
Beneficiary
designation).

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[ ] CHANGE IN    3.  INVESTMENT DIVISION                            PREM %  DED % INVESTMENT DIVISION                   PREM % DED %
    ALLOCATION       (242) USL Declared Fixed Interest Account      _____  _____  MFS(R) Variable Insurance Trust
    PERCENTAGES      The Alger Portfolios                                         (360) New Discovery*                  _____  _____
Use this section to  (342) Alger Capital Appreciation               _____  _____  (359) Research                        _____  _____
indicate how         (341) Alger Mid Cap Growth**                   _____  _____  Neuberger Berman Advisers
premiums or monthly  American Century(R)  Variable Portfolios, Inc.               Management Trust
deductions are to be (343) Value                                    _____  _____  (361) Mid Cap Growth                  _____  _____
allocated. Total     American Funds Insurance Series(R)                           (445) Socially Responsive**           _____  _____
allocation in each   (449) Asset Allocation/SM/                     _____  _____  Oppenheimer Variable Account Funds
column must equal    (450) Global Growth/SM/*                       _____  _____  (362) Capital Income**                _____  _____
100%; whole numbers  (451) Growth/SM/                               _____  _____  (363) Global*                         _____  _____
only.                (452) Growth-Income/SM/                        _____  _____  PIMCO Variable Insurance Trust
                     (453) High-Income Bond/SM/                     _____  _____  (367) CommodityRealReturn(R) Strategy*_____  _____
*If you have the     (454) International/SM/*                       _____  _____  (446) Global Bond (Unhedged)          _____  _____
Guaranteed           Anchor Series Trust                                          (365) Real Return                     _____  _____
Minimum Death        (455) Capital Appreciation                     _____  _____  (364) Short-Term                      _____  _____
Benefit (GMDB)       (456) Government and Quality Bond              _____  _____  (366) Total Return                    _____  _____
Rider, there are     Dreyfus Variable Investment Fund                             Pioneer Variable Contracts Trust
investment           (441) International Value**                    _____  _____  (368) Mid Cap Value**                 _____  _____
requirements         Fidelity(R) Variable Insurance Products                      Putnam Variable Trust
for these            (348) Asset Manager**                          _____  _____  (369) Diversified Income**            _____  _____
investment           (347) Contrafund(R)                            _____  _____  (447) Small Cap Value**               _____  _____
options.             (345) Equity-Income                            _____  _____  Seasons Series Trust
Please refer         (350) Freedom 2020**                           _____  _____  (458) Mid Cap Value                   _____  _____
to the               (351) Freedom 2025**                           _____  _____  SunAmerica Series Trust
prospectus.          (352) Freedom 2030**                           _____  _____  (372) Aggressive Growth**             _____  _____
                     (346) Growth                                   _____  _____  (371) Balanced                        _____  _____
**These investment   (349) Mid Cap                                  _____  _____  VALIC Company I
options are          (457) Money Market                             _____  _____  (464) Dynamic Allocation*             _____  _____
available only       Franklin Templeton Variable Insurance                        (459) Emerging Economies*             _____  _____
for owners           Products Trust                                               (460) Foreign Value*                  _____  _____
whose policies       (356) Franklin Small Cap                                     (373) International Equities*         _____  _____
were effective             Value Securities*                        _____  _____  (374) Mid Cap Index                   _____  _____
before 5/1/13.       (354) Mutual Shares Securities                 _____  _____  (375) Money Market I**                _____  _____
                     Invesco Variable Insurance Funds                             (376) Nasdaq-100(R) Index             _____  _____
                     (440) Invesco V.I. Global Real Estate*         _____  _____  (379) Science and Technology*         _____  _____
                     (382) Invesco V.I. Growth and Income           _____  _____  (378) Small Cap Index*                _____  _____
                     (340) Invesco V.I. International Growth*       _____  _____  (377) Stock Index                     _____  _____
                     Janus Aspen Series                                           VALIC Company II
                     (358) Enterprise                               _____  _____  (461) Mid Cap Value                   _____  _____
                     (442) Forty                                    _____  _____  (462) Socially Responsible            _____  _____
                     (357) Overseas**                               _____  _____  (463) Strategic Bond                  _____  _____
                     JPMorgan Insurance Trust                                     Vanguard(R) Variable Insurance Fund
                     (925) Core Bond                                _____  _____  (380) High Yield Bond**               _____  _____
                     (443) International Equity*                    _____  _____  (381) REIT Index**                    _____  _____
                                                                                  Other: __________________________     _____  _____
                                                                                                                         100%   100%

AGLC102991                                                        Page 2 of 5                                                Rev0413
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[ ] MODE OF       4. Indicate frequency and premium amount desired: $_________ Annual   $_________ Semi-Annual   $________ Quarterly
    PREMIUM
    PAYMENT/BILLING                                                 $_________ Monthly (Bank Draft Only)
    METHOD CHANGE
Use this section to  Indicate billing method desired: ______ Direct Bill _______ Pre-Authorized Bank Draft
change the billing                                                               (attach a Bank Draft Authorization Form
frequency and/or                                                                 and "Void" Check)
method of premium
payment. Note,       Start Date: ______/ ______/ ________
however, that USL
will not bill you on
a direct monthly
basis. Refer to your
policy and its
related prospectus
for further
information
concerning minimum
premiums and billing
options.

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[ ] LOST POLICY   5. I/we hereby certify that the policy of insurance for the listed policy has been __ LOST __ DESTROYED __ OTHER.
    CERTIFICATE
Complete this        Unless I/we have directed cancellation of the policy, I/we request that a:
section if applying
for a Certificate of         ______Certificate of Insurance at no charge
Insurance or
duplicate policy to          ______Full duplicate policy at a charge of $25
replace a lost or
misplaced policy.   be issued to me/us. If the original policy is located, I/we will return the Certificate or duplicate policy to
If a full duplicate USL for cancellation.
policy is being     Day of the month for transfers____________ (Choose a day of the month between 1-28)
requested, a check  Frequency of transfers:______ Monthly ______ Quarterly ______ Semi-Annually ______ Annually
or money order for  DCA to be made from the following investment option:__________________________________
$25 payable to USL  Transfer: $________________________($100 minimum, whole dollars only)
must be submitted
with this request.

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[ ] DOLLAR COST   6. (242) USL Declared Fixed Interest Account     $_________      MFS(R) Variable Insurance Trust
    AVERAGING (DCA)  The Alger Portfolios                                          (360) New Discovery                    $_________
    ($5,000 MINIMUM  (342) Alger Capital Appreciation              $_________      (359) Research                         $_________
    BEGINNING        (341) Alger Mid Cap Growth*                   $_________      Neuberger Berman Advisers
    ACCUMULATION     American Century(R) Variable Portfolios, Inc.                 Management Trust
    VALUE)           (343) Value                                   $_________      (361) Mid Cap Growth                   $_________
An amount can be     American Funds Insurance Series(R)                            (445) Socially Responsive*             $_________
systematically       (449) Asset Allocation/SM/                    $_________      Oppenheimer Variable Account Funds
transferred from     (450) Global Growth/SM/                       $_________      (362) Capital Income*                  $_________
any one investment   (451) Growth/SM/                              $_________      (363) Global                           $_________
option and           (452) Growth-Income/SM/                       $_________      PIMCO Variable Insurance Trust
directed to one      (453) High-Income Bond/SM/                    $_________      (367) CommodityRealReturn(R) Strategy  $_________
or more of the       (454) International/SM/                       $_________      (446) Global Bond (Unhedged)           $_________
investment           Anchor Series Trust                                           (365) Real Return                      $_________
options below.       (455) Capital Appreciation                    $_________      (364) Short-Term                       $_________
The USL Declared     (456) Government and Quality Bond             $_________      (366) Total Return                     $_________
Fixed Interest       Dreyfus Variable Investment Fund                              Pioneer Variable Contracts Trust
Account is not       (441) International Value*                    $_________      (368) Mid Cap Value*                   $_________
available for        Fidelity(R) Variable Insurance Products                       Putnam Variable Trust
DCA. Please          (348) Asset Manager*                          $_________      (369) Diversified Income*              $_________
refer to the         (347) Contrafund(R)                           $_________      (447) Small Cap Value*                 $_________
prospectus for       (345) Equity-Income                           $_________      Seasons Series Trust
more information     (350) Freedom 2020*                           $_________      (458) Mid Cap Value                    $_________
on the DCA           (351) Freedom 2025*                           $_________      SunAmerica Series Trust
option.              (352) Freedom 2030*                           $_________      (372) Aggressive Growth*               $_________
                     (346) Growth                                  $_________      (371) Balanced                         $_________
NOTE: DCA is not     (349) Mid Cap                                 $_________      VALIC Company I
available if the     (457) Money Market                            $_________      (464) Dynamic Allocation               $_________
Automatic            Franklin Templeton Variable Insurance                         (459) Emerging Economies               $_________
Rebalancing          Products Trust                                                (460) Foreign Value                    $_________
option or            (356) Franklin Small Cap Value Securities     $_________      (373) International Equities           $_________
GMDB Rider           (354) Mutual Shares Securities                $_________      (374) Mid Cap Index                    $_________
has been chosen.     Invesco Variable Insurance Funds                              (375) Money Market I*                  $_________
                     (440) Invesco V.I. Global Real Estate         $_________      (376) Nasdaq-100(R) Index              $_________
*These investment    (382) Invesco V.I. Growth and Income          $_________      (379) Science and Technology           $_________
options are          (340) Invesco V.I. International Growth       $_________      (378) Small Cap Index                  $_________
available only       Janus Aspen Series                                            (377) Stock Index                      $_________
for owners           (358) Enterprise                              $_________      VALIC Company II
whose policies       (442) Forty                                   $_________      (461) Mid Cap Value                    $_________
were effective       (357) Overseas*                               $_________      (462) Socially Responsible             $_________
before 5/1/13.       JPMorgan Insurance Trust                                      (463) Strategic Bond                   $_________
                     (925) Core Bond                               $_________      Vanguard(R) Variable Insurance Fund
                     (443) International Equity                    $_________      (380) High Yield Bond*                 $_________
                                                                                   (381) REIT Index*                      $_________
                                                                                   Other:                                 $_________
                     ______ INITIAL HERE TO REVOKE DCA ELECTION.

AGLC102991                                                      Page 3 of 5                                                  Rev0413
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[ ] AUTOMATIC     7. Indicate frequency: ______ Quarterly   ______ Semi-Annually   ______ Annually
    REBALANCING                     (DIVISION NAME OR NUMBER)                                 (DIVISION NAME OR NUMBER)
($5,000 minimum      ________% : ___________________________________________   _________% :_________________________________________
accumulation         ________% : ___________________________________________   _________% :_________________________________________
value) Use this      ________% : ___________________________________________   _________% :_________________________________________
section to apply     ________% : ___________________________________________   _________% :_________________________________________
for or make          ________% : ___________________________________________   _________% :_________________________________________
changes to           ________% : ___________________________________________   _________% :_________________________________________
Automatic            ________% : ___________________________________________   _________% :_________________________________________
Rebalancing of       ________% : ___________________________________________   _________% :_________________________________________
the variable         ________% : ___________________________________________   _________% :_________________________________________
divisions.           ________% : ___________________________________________   _________% :_________________________________________
Please refer to      ________% : ___________________________________________   _________% :_________________________________________
the prospectus for
more information     _________ INITIAL HERE TO REVOKE AUTOMATIC REBALANCING ELECTION.
on the Automatic
Rebalancing
Option.

Note: Automatic
Rebalancing is
not available if
the Dollar Cost
Averaging option
has been chosen.
Automatic
Rebalancing is
required if the
GMDB Rider has
been chosen.

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[ ] AUTHORIZATION 8. I ( or we, if Joint Owners) hereby authorize USL to act on e-service instructions, if elected, to transfer
    FOR TRANSACTIONS values among the Variable Divisions and USL Declared Fixed Interest Account and to change allocations for
Complete this        future premium payments and monthly deductions.
section if you are
applying for or
revoking current
e-service
privileges.

                     Initial the designation you prefer:
                     ______ Policy Owner(s) ONLY -- If Joint Owners, either one acting independently.
                     ______ Policy Owner(s) OR Agent/Registered Representative who is appointed to represent USL and the firm authorized to service my policy.

                     USL and any persons designated by this authorization will not be responsible for any claim, loss or expense based upon e-service instructions received and acted on in good faith, including losses due to e-service communication errors. USL's liability for erroneous transfers and allocations, unless clearly contrary to instructions received, will be limited to correction of the allocations on a current basis. If an error, objection or other claim arises due to an e-service instruction, I will notify USL in writing within five working days from receipt of confirmation of the transaction from USL. I understand that this authorization is subject to the terms and provisions of my variable universal life insurance policy and its related prospectus. This authorization will remain in effect until my written notice of its revocation is received by USL in its home office.

                     ______ INITIAL HERE TO REVOKE E-SERVICE PRIVILEGE AUTHORIZATION.

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[ ]  CORRECT AGE 9.  Name of Insured for whom this correction is submitted: ____________________________________
Use this section
to correct the       Correct DOB: ________/________/________
age of any person
covered under
this policy. Proof
of the correct
date of birth
must accompany
this request.

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[ ] TRANSFER OF 10.                                      (DIVISION NAME OR NUMBER)               (DIVISION NAME OR NUMBER)
    ACCUMULATED     Transfer $_______ or ______% from ____________________________________ to ____________________________________.
    VALUES
Use this section    Transfer $_______ or ______% from ____________________________________ to ____________________________________.
if you want to
transfer money      Transfer $_______ or ______% from ____________________________________ to ____________________________________.
between divisions.
The minimum amount  Transfer $_______ or ______% from ____________________________________ to ____________________________________.
for transfers is
$500.00.            Transfer $_______ or ______% from ____________________________________ to ____________________________________.
Withdrawals from
the USL Declared    Transfer $_______ or ______% from ____________________________________ to ____________________________________.
Fixed Interest
Account to a        Transfer $_______ or ______% from ____________________________________ to ____________________________________.
Variable Division
may only be made    Transfer $_______ or ______% from ____________________________________ to ____________________________________.
within the 60
days after          Transfer $_______ or ______% from ____________________________________ to ____________________________________.
a policy
anniversary. See    Transfer $_______ or ______% from ____________________________________ to ____________________________________.
transfer
limitations
outlined in
prospectus. If a
transfer causes
the balance in any
division to drop
below $500, USL
reserves the right
to transfer the
remaining balance.
Amounts to be
transferred should
be indicated in
dollar or
percentage amounts,
maintaining
consistency
throughout.

AGLC102991                                                           Page 4 of 5                                             Rev0413
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[ ] REQUEST FOR  11. ________ I request a partial surrender of $ __________or ______% of the net cash surrender value.
    PARTIAL
    SURRENDER/       ________ I request a loan in the amount of $ ____________.
    POLICY LOAN
Use this section     ________ I request the maximum loan amount available from my policy.
to apply for a
partial surrender    Unless you direct otherwise below, proceeds are allocated according to the deduction allocation
from or policy       percentages in effect, if available; otherwise they are taken pro-rata from the USL Declared Fixed
loan against         Interest Account and Variable Divisions in use.
policy values.
For detailed         ______________________________________________________________________________________________________________
information
concerning these     ______________________________________________________________________________________________________________
two options
please refer to      ______________________________________________________________________________________________________________
your policy and
its related
prospectus. If
applying for a
partial surrender,
be sure to
complete the
Notice of
Withholding
section of this
Service Request
in addition to
this section.

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[ ] NOTICE OF   12.  The taxable portion of the distribution you receive from your variable universal life insurance policy is
    WITHHOLDING      subject to federal income tax withholding unless you elect not to have withholding apply. Withholding of
Complete this        state income tax may also be required by your state of residence. You may elect not to have withholding
section if you       apply by checking the appropriate box below. If you elect not to have withholding apply to your
have applied for     distribution or if you do not have enough income tax withheld, you may be responsible for payment of
a partial            estimated tax. You may incur penalties under the estimated tax rules, if your withholding and estimated
surrender in         tax are not sufficient.
Section 11.
                     Check one: ______ I DO want income tax withheld from this distribution.
                                ______ I DO NOT want income tax withheld from this distribution.

                     IF NO ELECTION IS MADE, WE ARE REQUIRED TO WITHHOLD FEDERAL INCOME TAX (IF APPLICABLE).

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[ ] ELECTRONIC 13.   American General Life Insurance Company ("AGL") is capable of providing contract and investment option
    DELIVERY         prospectuses, supplements, statements of additional information, and reports via e-mail. In order to
    CONSENT          deliver these documents via e-mail, we must obtain your consent to this type of delivery format.

Complete this        This consent authorizes AGL, with respect to AGL's variable universal life insurance policies, to
section for          deliver the following communications via e-mail: -
electronic delivery
of documents.           . Contract prospectuses and supplements
                        . Investment option prospectuses and supplements
                        . Statements of additional information
                        . Annual and semi-annual investment option reports

                     This consent to delivery by e-mail has no expiration date. You may change or cancel your consent at any time by writing to us at American General Life Insurance Company, P.O. Box 4880, Houston, Texas 77210-4880,
                     Attn: Policy Owner Services. You may also receive a paper copy of any communication at no additional charge by writing to us at the above address.

                     In order to participate in this delivery method, you must have access to the following:

                        . Browser software, such as Microsoft Internet Explorer, or equivalent
                        . Communication access to the Internet

                     Should you wish to print materials that have been delivered via e-mail, you must also have access to a printer. Materials will be published using Portable Document Format (PDF). In order to view PDF documents, you must have Adobe Acrobat Reader software, which is available for download free-of-charge from
                     http://www.adobe.com/products/acrobat/readstep2.html.

                     We reserve the right to mail paper copies instead of providing electronic delivery. In the event that
                     e-mail delivery is unsuccessful, we will mail paper copies.  You must notify us every time you change your
                     e-mail address.

                     Your e-mail address will be used solely for AGL's database management regarding the electronic delivery of the communications listed above.  Your e-mail address will not be sold or distributed to third parties.

                     By signing this consent, I acknowledge that I have read and understand all of the above-mentioned terms and conditions of this enrollment.

                     I consent to receive electronic delivery of the documents specified above.

                     ______________________     ___________________________________________________________________________________
                       Initials of Owner          Please provide your e-mail address

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[ ] AFFIRMATION/ 14. CERTIFICATION: UNDER PENALTIES OF PERJURY, I CERTIFY: (1) THAT THE NUMBER SHOWN ON THIS FORM IS MY CORRECT
    SIGNATURE        TAXPAYER IDENTIFICATION NUMBER AND; (2) THAT I AM NOT SUBJECT TO BACKUP WITHHOLDING UNDER SECTION
                     3406(A)(1)(C) OF THE INTERNAL REVENUE CODE.
Complete this        THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE
section for ALL      CERTIFICATION REQUIRED TO AVOID BACKUP WITHHOLDING.
requests.

                     Dated at _______________________________ this _________ day of ____________________________, _________________.
                              (City, State)

                     X                                                      X
                     ----------------------------------------------------   --------------------------------------------------------
                      SIGNATURE OF OWNER                                     SIGNATURE OF WITNESS

                     X                                                      X
                     ----------------------------------------------------   --------------------------------------------------------
                      SIGNATURE OF JOINT OWNER                               SIGNATURE OF WITNESS

                     X                                                      X
                     ----------------------------------------------------   --------------------------------------------------------
                      SIGNATURE OF ASSIGNEE                                  SIGNATURE OF WITNESS

AGLC102991                                                   Page 5 of 5                                                     Rev0413
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